UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 31, 2011
(Date of earliest event reported)

LE@P TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 771-1772

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Items 1.01 Entry into a Material Definitive Agreement

As previously disclosed, Le@P Technology, Inc. (the “Company”) has exhausted its liquid cash resources and does not have any active business operations (and is not pursuing any acquisition or investment opportunities) to generate cash flow to fund its operations.  Consequently, the Company presently depends entirely upon loans from affiliates of M. Lee Pearce, M.D., the Company’s majority stockholder (the “Majority Stockholder”), to cover all operating expenses.

M. Lee Pearce Living Trust (the “Pearce Trust”), of which the Majority Stockholder is the 100% beneficial owner, has made various working capital loans to the Company, three of which were evidenced by promissory notes made by the Company and dated June 15, 2009, September 1, 2009, and February 22, 2010 in the amounts of $25,000, $55,000, and $15,000, respectively (collectively, the “Working Capital Notes”).  The maturity date of the Working Capital Notes was January 8, 2011; the Company did not repay the indebtedness due under the Working Capital Notes by such maturity date, causing the Company to be in default under the Working Capital Notes.

On January 31, 2011, the Pearce Trust agreed to: (i) waive all existing defaults under the Working Capital Notes, (ii) extend the maturity date of the entire indebtedness under the Working Capital Notes from January 8, 2011 to January 8, 2012 (the “Extended Maturity Date”), and (iii) combine the indebtedness evidenced by and under the Working Capital Notes (including their corresponding, combined accrued interest) into a single note, thereby replacing the Working Capital Notes with a Renewal Promissory Note dated January 31, 2011 (the “2011 Le@P Consolidated Note”) in the principal amount of $99,319.39.  The principal and all accrued interest - at the prime commercial lending rate listed in the “Money Rates” section of The Wall Street Journal (“Prime Rate”) - under the 2011 Le@P Consolidated Note will be due in one lump sum on the Extended Maturity Date.  Other than the extension of the maturity date as noted above, the terms of the Working Capital Notes have not been changed and are now embodied in the 2011 Le@P Consolidated Note.  A copy of the 2011 Le@P Consolidated Note is filed herewith as Exhibit 10.1.

Bay Colony Associates, Ltd. (“Bay Colony”), which is an entity wholly-owned by the Majority Stockholder, previously made a loan to a wholly-owned subsidiary of the Company, Parkson Property LLC (“Parkson”), which was evidenced by a Promissory Note made by Parkson dated September 28, 2001 (the “Original Parkson Note”).  The Original Parkson Note was replaced by a Promissory Note dated March 17, 2006 (the “Replacement Parkson Note”).  The Replacement Parkson Note was replaced by a Renewal Promissory Note dated October 24, 2007 (the “First Parkson Renewal Note”).  The First Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 15, 2010 (the “Second Parkson Renewal Note”) in the original principal amount of $562,500 (i.e., the principal and all accrued interest under the aforementioned Parkson notes).  The Second Parkson Renewal Note’s maturity date was January 8, 2011; Parkson did not repay the indebtedness due under the Second Parkson Renewal Note by such date, causing Parkson to be in default under the Second Parkson Renewal Note.

On January 31, 2011, Bay Colony agreed to waive all existing defaults under the Second Parkson Renewal Note and extend the maturity date of the entire indebtedness under the Second Parkson Renewal Note from January 8, 2011 to the Extended Maturity Date, thereby replacing the Second Parkson Renewal Note with a Renewal Promissory Note dated January 31, 2011 (the “2011 Parkson Replacement Note”).  The principal and all accrued interest, at the rate of 7% per annum, under the 2011 Parkson Replacement Note are due in one lump sum on the Extended Maturity Date.  Other than the extension of the maturity date as noted above, the terms of the Second Parkson Renewal Note have not been changed and are now embodied in the 2011 Parkson Replacement Note.  A copy of the 2011 Parkson Replacement Note is filed herewith as Exhibit 10.2.

The extension of the maturity date of the Working Capital Notes and the Second Parkson Renewal Note and the replacement of such notes with the 2011 Le@P Consolidated Note and the 2011 Parkson Replacement Note, respectively, was effected, at the discretion and with the support and assistance of the Pearce Trust and Bay Colony, respectively, because the Company does not have the funds, credit or capital resources available to satisfy the indebtedness (as the same became due at its original maturity date) evidenced thereby.

In addition to the 2011 Le@P Consolidated Note and the 2011 Parkson Replacement Note, which are both due on January 8, 2012, the Company is indebted to the Pearce Trust under three separate previously issued working capital notes (collectively, the “Other Working Capital Notes”), reflecting aggregate borrowings (principal and accrued interest) as of January 31, 2011 of $319,961.81, all of which separate notes also mature on January 8, 2012.

There can be no assurance that the Pearce Trust will further extend the maturity date of the 2011 Le@P Consolidated Note, or the Other Working Capital Notes, or that Bay Colony will further extend the maturity date of the 2011 Parkson Replacement Note, in the event the Company or Parkson, as the case may be, is unable to repay its indebtedness on January 8, 2012 (or in connection with any default which may occur prior to such maturity date).

As previously noted, there is also no assurance that Majority Stockholder or his affiliates will continue to fund or provide loans or other capital resources to the Company or its affiliates.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Renewal Promissory Note dated January 31, 2011 in the principal amount of $99,319.39 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.
10.2	Renewal Promissory Note dated January 31, 2011 in the principal amount of $562,500 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: February 1, 2011	By:	/s/ Timothy C. Lincoln
	Name:	Timothy C. Lincoln
	Title:	Acting Principal Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Renewal Promissory Note dated January 31, 2011 in the principal amount of $99,319.39 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.
10.2	Renewal Promissory Note dated January 31, 2011 in the principal amount of $562,500 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.